UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 12, 2023, Relay Therapeutics, Inc. (the “Company”) issued a press release announcing initial clinical data for RLY-4008 (lirafugratinib), a potent, selective and oral small molecule inhibitor of fibroblast growth factor receptor 2 (“FGFR2”) in patients with FGFR2-altered solid tumors, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to host a conference call and live webcast on October 12, 2023 at 5:30 p.m. E.T. to discuss this data for RLY-4008 (lirafugratinib). The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

RLY-4008 (lirafugratinib)

On October 12, 2023, the Company announced initial clinical data for RLY-4008 (lirafugratinib) in patients with FGFR2-altered solid tumors that was presented at the 2023 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics.

RLY-4008 (lirafugratinib) is currently being evaluated in the two-part global Phase 1/2 ReFocus trial in patients with FGFR2-altered tumors. The first part of the trial, or the dose escalation, is complete, and the second part of the trial, or the dose expansion, is ongoing at the 70mg once daily recommended Phase 2 dose. The dose expansion part of the trial includes four cholangiocarcinoma (“CCA”) arms and three tumor agnostic (non-CCA) arms (such tumor agnostic arms being: (1) FGFR2 fusions, (2) FGFR2 amplifications and (3) FGFR2 mutations). As of the August 23, 2023 data cut-off date, the three tumor agnostic arms of the trial had enrolled 84 FGFR inhibitor-naïve patients who were efficacy evaluable across 18 tumor types, including 26 patients with FGFR2 fusions, 34 patients with FGFR2 amplifications and 24 patients with FGFR2 mutations. Across these arms of the trial, enrolled patients had received a median of approximately three prior lines of therapy, with the vast majority (94%) having received prior chemotherapy/ADC and nearly half (45%) having received prior targeted therapies.

In patients with FGFR2 fusions, there was consistent activity across a range of tumor types.

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Nine of 26 patients experienced a partial response (“PR”) (35% overall response rate (“ORR”)).
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Sixty-three percent of confirmed responders experienced a duration of response of at least six months as of the August 23, 2023 data cut-off date.
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There were 11 tumor types represented amongst enrolled patients with FGFR2 fusions, including pancreatic (n=6), ovarian (n=3), gastric (n=3), non-small-cell lung (“NSCLC”) (n=2), and breast (n=2).

The trial enrolled 14 patients with breast cancer across all FGFR2 alterations, 10 of whom had HR+/HER2- breast cancer.

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Four of the 10 HR+/HER2- patients achieved PRs (40% ORR).
o
Three of the four responders remain on treatment, with the longest duration of response 72 weeks and ongoing, as of the August 23, 2023 data cut-off date.
•
All responders had a duration of response of at least 6 months.
•
All 14 patients were very heavily pre-treated, with a median of six prior lines of therapy.
o
All patients had received prior targeted therapies.
o
Nearly all patients had received prior chemotherapy/ADC (93%).
o
The vast majority of patients had received prior endocrine therapy (79%) and prior cyclin dependent kinase 4/6 (“CDK 4/6”) (71%).

There were signals of activity in patients with a range of FGFR2-amplified tumor types.

•
Eight of 34 patients experienced a PR (24% ORR).
o
PRs were seen across tumor types, including gastric, breast, colorectal, and esophageal.
•
Six patients remain on treatment as of the August 23, 2023 data cut-off date, including four responders, one patient with stable disease and one patient who continued treatment beyond disease progression.
•
Forty-three percent of confirmed responders experienced a duration of response of at least six months.

Early, promising efficacy signals were seen in patients with FGFR2-fusions and amplifications across eight tumor types, including gastric, breast, pancreatic, NSCLC, ovarian, colorectal, esophageal, and carcinoma of unknown primary origin. In addition, three of the 24 patients with FGFR2 mutations achieved a PR (breast, gastric and ameloblastic tumors).

The safety analysis from the tumor agnostic cohorts, as of the August 23, 2023 data cut-off date, was generally consistent with the analysis reported by the Company at the European Society for Medical Oncology Congress 2022.

•
Most treatment-related adverse events were expected FGFR2 on-target, low-grade, monitorable, generally manageable and largely reversible.
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There were no observed Grade 4 or 5 adverse events.
•
Off-target toxicities of hyperphosphatemia and diarrhea continued to be clinically insignificant.

Enrollment is complete in the pivotal expansion cohort in patients with FGFR2-fusion CCA who have not previously received an FGFR inhibitor.

Other Updates

On October 12, 2023, the Company announced additional pipeline updates, including the Company’s plans to initiate a triplet combination with RLY-2608, fulvestrant and CDK4/6, and the Company’s decision to pause further development efforts on RLY-2139, its CDK2 inhibitor. Taking into account the updates across the Company’s portfolio, the Company expects its cash, cash equivalents and investments will be sufficient to fund its current operating plan into the second half of 2026.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company’s strategy, business plans and focus; the progress and timing of updates on the clinical development of the programs across the Company’s portfolio, including RLY-4008; expected therapeutic benefits of its programs; and the Company’s expected cash runway into the second half of 2026. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability, or public health epidemics or outbreaks of an infectious disease, such as COVID-19, on countries or regions in which the Company has operations or does business, as well as on the timing and anticipated results of its clinical trials, strategy, future operations and profitability; the delay of any current or planned clinical trials or the development of the Company’s drug candidates; the risk that the preliminary results of its preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of its product candidates; the Company’s ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of its planned interactions with regulatory authorities; and obtaining, maintaining and protecting its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Relay Therapeutics, Inc. on October 12, 2023, furnished herewith.
99.2	Corporate presentation, dated October 2023, furnished herewith.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	October 12, 2023	By:	/s/ Brian Adams
Brian Adams Chief Legal Officer